UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2017

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.             Other Events.

On December 18, 2017, Penn National Gaming, Inc., a Pennsylvania corporation (“Penn National”) and Pinnacle Entertainment, Inc., a Delaware corporation (“Pinnacle”), issued a joint press release announcing, among other things: (i) the execution of an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Franchise Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Penn National, will be merged with and into Pinnacle with Pinnacle continuing as the surviving entity and as a wholly owned subsidiary of Penn National; (ii) the execution of a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) with Boyd Gaming Corporation (“Boyd”) pursuant to which a subsidiary of Boyd will acquire the gaming and related operations of Ameristar St. Charles (Missouri), Ameristar Kansas City (Missouri), Belterra Casino Resort in Florence, Indiana, and Belterra Park in Cincinnati, Ohio (“Belterra Park”), in connection with the Merger; (iii) the entry into definitive agreements with a subsidiary of Gaming and Leisure Properties, Inc. (“GLPI”) pursuant to which GLPI’s subsidiary will acquire the real estate associated with Belterra Park and Plainridge Park Casino in Plainville, Massachusetts; and (iv) that at the closing of the transactions contemplated by the Membership Interest Purchase Agreement, GLPI and Boyd will enter into a master lease agreement for the gaming operations acquired by Boyd and Penn National will assume Pinnacle’s existing lease for Meadows Casino and Racetrack in Pennsylvania and Pinnacle’s existing master lease and enter into certain amendments thereto.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On December 18, 2017, Penn National also provided supplemental information regarding the proposed transaction in connection with a presentation to investors.  A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Joint press release, dated as of December 18, 2017.
99.2	Investor presentation, dated as of December 18, 2017.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release, dated December 18, 2017.
99.2	Investor presentation, dated December 18, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN NATIONAL GAMING, INC.

Date: December 18, 2017	By:	/s/ William J. Fair
		Name:	William J. Fair
		Title:	Executive Vice President and Chief Financial Officer